Exhibit 99.1

Encore Capital Group, Inc.

NASDAQ: ECPG

March 3, 2004

Presentation to Wall Street Analyst Forum

New York, New York

Rev. 3-4-04

Forward-Looking Statements

Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.

Factors that could materially affect the Company’s results and cause them to differ from those contained in the forward-looking statements include:

•             the availability and cost of financing;

•             our ability to purchase receivables portfolios on acceptable terms;

•             our ability to recover sufficient amounts on receivables to fund operations;

•             our continued servicing of receivables in our third party financing transactions;

•              our ability to hire and retain qualified personnel to recover on our receivables efficiently;

•              changes in, or failure to comply with, government regulations; and

•              the costs, uncertainties and other effects of legal and administrative proceedings.

Additional information concerning these and other factors that could cause actual results to be materially different are contained in the Company’s Quarterly Reports on Form 10-Q and in the Company’s Annual
Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange
Commission.

In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved.

Encore Capital Group, Inc

50 Year Old Purchaser of Consumer Debt

Present Management Team Took Over in
Mid-2000

Unique Business Model

Excellent Results

Strong Drivers for Growth

Compelling Fundamentals

            “America’s appetite for borrowing money bloats U.S. consumer debt to a record high almost every month.  As of September, the tab stood at $2 trillion and was spurting at an annual rate of 10 percent.  Through good times and bad, spending tomorrow’s dollars today never goes out of fashion.”

Source:  Credit and Collections Daily – November 24, 2003

Source:  Federal Reserve Board, September 2003

$ in billions

Non-mortgage consumer debt and charge-off rates

Competitive Advantage

Account Level Analytics

Multiple Collection Strategies

Sophisticated Account Management
System

Business Drivers

Buy Right

Collect Well

Manage Expenses

Challenge Everything

Demand Professional and Ethical

Behavior

Basic Business Model

This Is How We Make Money

Years

0

1

2

3

>3

Total

Investment

($100)

Collections

$114

$74

$51

$31

$270

Cumulative Multiple Of Costs Collected

1.1x

1.9x

2.4x

2.7x

Total Operating Expense

@40%

($46)

($30)

($20)

($12)

($108)

Net Cash Flow Stream

($100)

$68

$44

$31

$19

$162

Net IRR

29%

Representative Data Only; Not Actual Portfolio Results

Portfolio Purchases = Raw Material

Total Portfolio Purchases Through December 31, 2003

7.3 Million Accounts With $12.7 Billion Face

Purchase Price:  $285.4 Million or 2.2¢

This Management Has Bought Through December 31, 2003

4.8 Million Accounts With $7.7 Billion Face

Purchase Price:  $195.3 Million or 2.5¢

100%

$7.7

Total

13%

$1.0

37+ Months

18%

$1.4

25-36 Months

8%

$0.6

19-24 Months

25%

$1.9

13-18 Months

13%

$1.0

7-12 Months

22%

$1.7

0-6 Months

% of Total Face Purch.

Face Value ($ in
Billions)

Month Since Charge-
Off

Strong Collection Growth

Collection Innovation Drives
Our Performance Improvements

Innovation Yields Multiple Strengths

Portfolio Performance

*Average Multiple for All Portfolios at 6 Months, 12 Months, and 24 Months Respectively as of 12/31/03.

$1.9 Billion

$ 4.3 Billion

$ 6.2 Billion

Total Face Value

57

106

143

# of Portfolios

Portfolio Performance –
                                                                                                                      Another View

Multiple of Purchase Price Collected

                                                              by Year of Purchase

Expense Management

Cost Per Dollar Collected Has Decreased by 30%

While Monthly Collections Have Grown by 277%

Strong Financial Performance

Resulting in a Return to Profitability

*As Adjusted for Unusual Items.

Strong Financial Performance

Drivers for Growth

Core Business Growth

Innovations and Analysis

New Financing

Validation of Remaining Value Model

Profitable Investment of Cash

Experienced Management Team

Name / Position

Carl C. Gregory, III
President & CEO

Barry R. Barkley
EVP & CFO

J. Brandon Black
EVP & COO

Alison James
SVP

Robin R. Pruitt
SVP

John Treiman
SVP & CIO

Eric Von Dohlen, PhD
VP

                                Experience

President and CEO; Former Chairman, President and CEO of West Capital

EVP & CFO; Former CFO of West Capital; Former CFO and Board Member of
                                Bank One, Texas, N.A; Former Controller of Great Western
                                Financial Corp.

EVP & COO; Former SVP of Operations of West Capital and First Data
                                Resources; Former VP/Risk Operations of Capital One

SVP, Human Resources; Former Director of Human Resources, Gateway, Inc.

SVP, General Counsel and Secretary; Former VP and General Counsel of

                                West Capital and ComStream Corp.; Former VP, Legal and
                                General Counsel of Mitchell International, Inc.

SVP & CIO; Former VP & CIO of West Capital; Former VP & CIO for
                                Frederick’s of Hollywood and The Welk Group

VP and Chief Credit Risk Officer; Former VP of Decision Science for
                                Associates Home Equity Division